                                                                    EXHIBIT 10.3

                      2000 NON-QUALIFIED STOCK OPTION PLAN
                                       OF
                                UTEK CORPORATION
--------------------------------------------------------------------------------

1.    PURPOSES OF THE PLAN

      The purposes of the 2000 Non-Qualified Stock Option Plan (the "Plan") of UTEK Corporation, a Delaware corporation (the "Company"), are to:

      (a) Encourage selected employees and directors to improve operations and increase profits of the Company;

      (b) Encourage selected employees and directors to accept or continue employment or association with the Company or its Affiliates; and

      (c) Increase the interest of selected employees and directors in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

      Options granted under this Plan ("Options") are "nonqualified options."

2.    ELIGIBLE PERSONS

      Every person who at the date of grant of an Option is an employee
(which includes all officers of the Company) and/or director of the Company is eligible to receive Options under this Plan. The foregoing notwithstanding, no Options shall be issued hereunder to any member of the Board of Directors who is not an officer or employee of the Company except pursuant to the provisions of
Section 61(a)(3)(B)(i)(II) of the Investment Company Act of 1940, as from time to time amended ("40 Act").

3.    STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

      Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 250,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.    ADMINISTRATION

      (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan. The foregoing notwithstanding, each issuance of Options hereunder shall be approved by a majority of the members of the Board of Directors who have no financial interest in the proposed issuance and by a majority of the Board of Directors as a whole.

      (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion and subject to the provisions of Section 3(a) of this Plan: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to calculate the fair market value of the Common Stock subject to Options solely in accordance with the provisions of Section 6.1.10 of this Plan; (iv) to determine the exercise prices of Options granted, which exercise prices shall in no event be less than the fair market value of the Common Stock as determined in accordance with the provisions of this Plan; (v) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (vi) to interpret this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which the Options shall be exercisable which term shall not, in the aggregate, exceed ten (10) years; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option within the term of the Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan not specifically reserved to the Board of Directors or shareholders of the Company pursuant to Section 61(a)(3)(B) of the 40 Act. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

      (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.    GRANTING OF OPTIONS; OPTION AGREEMENT

      (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

      (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

      (c) The stock option agreement shall specify that each Option it evidences is a non-qualified option.

6.    TERMS AND CONDITIONS OF OPTIONS

      Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1 and Section 6.2.

      6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

            6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

            6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Board of Directors in its sole discretion may permit, subject to the applicable provisions of the 40 Act, the exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefore, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

            6.1.3 Time of Option Exercise. Subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

            6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator, and the Board if required by the 40 Act, approves the grant.

            6.1.5 Nontransferability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

            6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                  (a) Subject to the discretion of the Administrator and solely to the extent permitted pursuant to the 40 Act and those rules and regulations promulgated thereunder which are applicable to the Company or the Plan and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                  (b) Subject to the discretion of the Administrator and solely to the extent permitted pursuant to the 40 Act and those rules and regulations promulgated thereunder which are applicable to the Company or the Plan, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

            6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be a director and/or employee of the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company is guaranteed either contractually or by statute.

            6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate,
(ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

            6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan and the 40 Act as may be determined by the Administrator.

            6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

                  (a) Fair market value shall be the closing price of such stock on the date of issuance of such Option on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date of issuance of such Option (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                  (b) In the absence of an established market for the stock, the fair market value thereof shall be the current net asset value of the common stock underlying the Option or such other valuation as may hereafter be permitted pursuant to the 40 Act.

            6.1.11 Option Term. No Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

            6.2 Terms and Conditions to Which Options Are Subject. Options granted under this Plan are designated as Options and shall be subject to the following terms and conditions:

                  6.2.1 Exercise Price.

                          (a) Except as set forth in Section 6.2.1(b), the
exercise price of an Option shall be not less than 100% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                          (b) To the extent required by applicable laws,
rules and regulations, the exercise price of an Option granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

7.    MANNER OF EXERCISE

      (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

      (b) Promptly after the receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.    EMPLOYMENT OR CONSULTING RELATIONSHIP

      Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee's position as director, officer and/or consultant at any time, nor confer upon any optionee any right to continue in any such position with the Company or any of its Affiliates.

9.    CONDITIONS UPON ISSUANCE OF SHARES

      Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act") and the 40 Act.

10.   NONEXCLUSIVITY OF THE PLAN

      The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.   AMENDMENTS TO PLAN

      The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless the Board concludes that shareholder approval is advisable or required, whether pursuant to the terms of the 40 Act or otherwise.

12.   EFFECTIVE DATE OF PLAN; TERMINATION

      This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. Options may be granted and exercised under this Plan only in compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

13.   COMPLIANCE WITH LAW

      Notwithstanding the foregoing, for so long as the Company is a regulated business development company under the 40 Act: (i) this Plan shall be implemented in accordance with the provisions of the 40 Act and no grants may be made in violation of the provisions of the 40 Act, (ii) this Plan shall not be effective as to any grant that is prohibited under the 40 Act without Securities and Exchange Commission (the "Commission") relief unless or until the Commission, upon application by the Company, shall issue an order granting relief to allow the Company to make such grant pursuant to the Plan, and (iii) any grant made in violation of the 40 Act will be null and void.